               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 15, 2003, relating to the financial statements and financial highlights which appear in the November 30, 2002 Annual Reports of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small XM Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March xx, 2003

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 15, 2003, relating to the financial statements and financial highlights which appear in the November 30, 2002 Annual Reports of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Small XM Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio and DFA Short-Term Municipal Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.), and DFA International Value Portfolio (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 21, 2003

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 15, 2003, relating to the financial statements and financial highlights which appear in the November 30, 2002 Annual Report of Dimensional Emerging Markets Value Fund Inc. and Emerging Markets Value Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc.), which is also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 21, 2003

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 15, 2003, relating to the financial statements and financial highlights which appear in the November 30, 2002 Annual Report of VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.), which is also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 21, 2003

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 15, 2003, relating to the financial statements and financial highlights which appear in the November 30, 2002 Annual Report of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Small Cap Value Portfolio, Tax-Managed U.S. Small Cap Portfolio and Tax-Managed DFA International Value Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.), and Tax-Managed U.S. Marketwide Value Series and Tax-Managed U.S. Equity Series (constituting portfolios within The DFA Investment Trust Company), which is also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 21, 2003

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the references to us under the headings "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in this Registration Statement on Form N-1A of LD U.S. Marketwide Value Portfolio, HD U.S. Marketwide Value Portfolio, LD U.S. Marketwide Portfolio and HD U.S. Marketwide Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.).

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 21, 2003